UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: July 28, 2005
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) In connection with his appointment to serve as Acting Secretary of the United States Air Force, Preston M. Geren III has tendered his resignation from the Board of Directors of Anadarko Petroleum Corporation, effective July 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                                                       ANADARKO PETROLEUM CORPORATION

                                                                                                        (Registrant)

August 3, 2005	By: /s/ Charlene A. Ripley
Charlene A. Ripley
Vice President, General Counsel and Corporate Secretary